Green Tree Financial Corp.
Net Interest Margin Trust 1994-B
July, 1999
Payment: August 16, 1999

               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                              Distribution Date: August 16, 1999

                                                                                            Per $1,000
                                                                                             Original
                                                                                            ----------
Securitized Net Interest Margin Certificates
--------------------------------------------

1.   Amount Available                                                      803,341.03
                                                                       --------------
Interest

2.   Aggregate Interest                                                    144,896.75       1.56814665
                                                                       -------------------------------

3.   Amount Applied to:

     (a)  accrued but unpaid Interest

4.   Remaining:

     (a)  accrued but unpaid Interest

5.   Monthly Interest                                                      144,896.75
                                                                       --------------

Principal

6.   Current month's principal distribution                                658,444.28       7.12602035
                                                                       -------------------------------

7.   Remaining outstanding principal balance                            21,491,378.09      232.5906720
                                                                       -------------------------------
     Pool Factor                                                           0.23259067
                                                                       --------------

8.   Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
     immediately preceding Distribution Date                           421,124,433.71**
                                                                       --------------
9.   Aggregate principal balance of loans
     refinanced by Green Tree Financial                                  1,568,166.35
                                                                       --------------

10.  Weighted average CPR                                                      13.66%
                                                                       --------------

11.  Weighted average CDR                                                       1.83%
                                                                       --------------

12.  Annualized net loss percentage                                             1.10%
                                                                       --------------

13.  Delinquency             30-59 day                                          1.13%
                                                                       --------------
                             60-89 day                                          0.37%
                                                                       --------------
                             90+ day                                            0.49%
                                                                       --------------
                             Total 30+                                          1.99%
                                                                       --------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 7/15/99.

Green Tree Financial
Net Interest Margin Trust 1994-B
July, 1999
Payment: August 16, 1999

                                                  Fee Assets
                         -------------------------------------------------------
                                   Guarantee            Inside         Fee Asset
                                       Fees               Refi            Total
                         -------------------------------------------------------

GTFC 1994-1                         237,102.74        38,920.58       276,023.32
GTFC 1994-2                               0.00             0.00             0.00
GTFC 1994-3                               0.00             0.00             0.00
GTFC 1994-4                               0.00             0.00             0.00
                         -------------------------------------------------------

                                    237,102.74        38,920.58       276,023.32

Total amount of Guarantee Fees and
     Inside Refinance Payments                                        276,023.32
                                                                 ---------------

Subordinated Servicing Fees                                           258,261.27
                                                                 ---------------

Payment on Finance 1 Note                                             534,284.59
                                                                 ---------------

Allocable to Interest (current)                                             0.00
                                                                 ---------------

Allocable to accrued but unpaid Interest                                    0.00
                                                                 ---------------

Accrued and unpaid Trustee Fees                                             0.00
                                                                 ---------------

Allocable to Principal                                                      0.00
                                                                 ---------------

Finance 1 Note Principal Balance                                            0.00
                                                                 ---------------

Green Tree Financial
Net Interest Margin Trust 1994-B
July, 1999
Payment: August 16, 1999

                                                   Inside
                                  Residual          Refi         Total
                          ------------------------------------------------

GTFC 1994-1                               0.00        0.00           0.00
GTFC 1994-2                          84,814.46   18,762.19     103,576.65
GTFC 1994-3                               0.00    5,972.33       5,972.33
GTFC 1994-4                         129,531.20   29,976.26     159,507.46
                          ------------------------------------------------

                                    214,345.66   54,710.78     269,056.44

                          Total Residual and Inside
                              Refinance Payments               269,056.44